UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 13, 2023
Date of Report (Date of earliest event reported) ____________________________
Aramark
(Exact name of Registrant as Specified in its Charter) ____________________________
Delaware		001-36223	20-8236097
(State or other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
2400 Market Street			19103
Philadelphia,	Pennsylvania
(Address of Principal Executive Offices)			(Zip Code)

(215)	238-3000
(Registrant's Telephone Number, Including Area Code)
N/A (Former name or former address, if changed since last report.)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock,	par value $0.01 per share	ARMK	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2023, the Compensation and Human Resources Committee of the Board of Directors (the “Committee”) of Aramark (the “Company”), pursuant to the terms of the Third Amended and Restated 2013 Stock Incentive Plan and to reflect the separation of the Company’s uniform and workplace supplies business that occurred on September 30, 2023 (the “Separation”), approved amendments to the performance goals and performance periods for the Company’s outstanding performance stock units (“PSUs”). Before these amendments, the PSUs issued in fiscal 2022 were subject to performance targets based on Company performance for the three-year period ending September 27, 2024. To account for the Separation, two-thirds of these PSUs will now be subject to new adjusted performance targets and an adjusted performance period for the two-year period ending September 29, 2023 (reflecting pre-Separation Company performance) and the remaining one-third of these PSUs will be subject to new adjusted performance targets for the one-year period ending September 27, 2024 (reflecting performance of the Company post-Separation). The PSUs issued in fiscal 2023 which were subject to performance targets for the three-year period ending September 26, 2025, were amended to be subject to adjusted performance targets primarily to reflect the Company on a post-Separation basis.

In addition, on October 13, 2023, the Committee approved permitted adjustments to the Company’s 2023 Stock Incentive Plan (the “2023 Plan”) to reflect the Separation. The approved adjustments increased the maximum aggregate number of shares of Common Stock authorized for awards under the 2023 Plan by an additional 3,487,176 shares.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

Date:	October 17, 2023	By:	/s/ LAUREN A. HARRINGTON
		Name:	LAUREN A. HARRINGTON
		Title:	Senior Vice President and General Counsel